Exhibit 10.32
GUARANTY
This GUARANTY OF LEASE DOCUMENTS (this “Guaranty”), is made and entered into as of the 14th day of February, 2020 by and among MGM RESORTS INTERNATIONAL, a Delaware corporation (“Guarantor”), Mandalay PropCo, LLC, a Delaware limited liability company (“MB Landlord”) and MGM Grand PropCo, LLC, a Delaware limited liability company (“Grand Landlord” and, together with the MB Landlord, collectively, “Landlord”).
RECITALS
A.Landlord and certain subsidiaries of Guarantor, including MGM Lessee II, LLC, a Delaware limited liability company (“Tenant”), have entered into that certain Master Lease dated of even date herewith (as the same may be amended, restated, supplemented, waived or otherwise modified from time to time, the “Lease”), (ii) that certain Transition Services Agreement dated of even date herewith (as the same may be amended, restated, supplemented, waived or otherwise modified from time to time, the “TSA”), (iii) that certain Operating Sublease dated of even date herewith by and between Tenant and MGM Grand, LLC (the “MGM Grand Operating Sublease”), (iv) that certain Operating Sublease dated of even date herewith by and between Tenant and Mandalay Bay, LLC (the “Mandalay Bay Operating Sublease”), and (v) dated of even date herewith by and between Tenant and Mandalay Place, LLC (the “Mandalay Place Operating Sublease”, and together with the Lease, TSA, MGM Grand Operating Sublease and Mandalay Bay Operating Sublease, the “Lease Documents”). All capitalized terms used and not otherwise defined herein shall have the same meanings given such terms in the Lease.
B.Guarantor is an affiliate of Tenant, will derive substantial benefits from the Lease Documents and acknowledges and agrees that this Guaranty is given in accordance with the requirements of the Lease and that Landlord would not have been willing to enter into the Lease Documents unless Guarantor was willing to execute and deliver this Guaranty.
AGREEMENTS
NOW, THEREFORE, in consideration of Landlord entering into the Lease Documents with Tenant, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Guarantor agrees as follows:
1.Guaranty. In consideration of the benefit derived or to be derived by it therefrom, as to the Lease Documents, from and after the Commencement Date thereof, Guarantor hereby unconditionally and irrevocably guarantees, as a primary obligor and not merely as a surety, (i) the payment when due of all Rent and all other sums payable by Tenant under the Lease, and (ii) the faithful and prompt performance when due of each and every one of the terms, conditions and covenants of any nature to be kept and performed by the applicable non-Landlord counterparty or counterparties under and as set forth in each Lease Document, including, without limitation, all indemnification obligations, insurance obligations, all obligations to operate, rebuild, restore or replace any facilities or improvements now or hereafter located on the Leased Property covered by the Lease, all obligations to perform the Required CapEx, all obligations to fund amounts or security under the Lease (including without limitation, funding any required amounts (or delivering a Letter of Credit, to the extent applicable) to the CapEx Reserve, the FF&E Reserve, the Covenant Security Escrow Account, the Construction Security Escrow Account and any impound account), all obligations to operate the Leased Property under the “Mandalay Bay” or “MGM Grand” brands, and all obligations under Article XXXVI under the Lease (together with Guarantor’s obligations under Section 13 hereof, collectively, the “Obligations”). In the event of the failure of Tenant to pay any such Rent or other sums, or to render any other performance required of the applicable non-Landlord counterparty under the Lease Documents, when due or within any applicable cure period, Guarantor shall forthwith perform or cause to be performed all provisions of the applicable Lease Document to be performed by the applicable non-Landlord counterparty thereunder, and pay all reasonable costs of collection or enforcement and other damages that may result from the non-performance thereof to the full extent provided under the applicable Lease Document. As to the Obligations, Guarantor’s liability under this Guaranty is without limit except as provided in Section 12 hereof. Guarantor agrees that its guarantee provided herein constitutes an absolute, direct, immediate, continuing and unconditional guaranty of guarantee of payment and performance when due and not of collection.
2.Survival of Obligations. The obligations of Guarantor under this Guaranty shall survive and continue in full force and effect notwithstanding:
(a)any amendment, modification, or extension of any of the Lease Documents;
(b)any compromise, release, consent, extension, indulgence or other action or inaction in respect of any terms of any Lease Document or any other guarantor;
(c)any substitution or release, in whole or in part, of any security for this Guaranty which Landlord may hold at any time;
(d)any exercise or non-exercise by Landlord of any right, power or remedy under or in respect of any Lease Document or any security held by Landlord with respect thereto, or any waiver of any such right, power or remedy;
(e)any bankruptcy, insolvency, reorganization, arrangement, adjustment, composition, liquidation, or the like of Tenant or any other guarantor;
(f)(i) any limitation of Tenant’s liability under any Lease Document, (ii) any limitation of Tenant’s liability under any Lease Document which may now or hereafter be imposed by any statute, regulation or rule of law, or (iii) any illegality, irregularity, invalidity or unenforceability, in whole or in part, of any Lease Document or any term thereof;
(g)any sale, lease, or transfer of all or any part of any interest in the Facilities or any or all of the assets of Tenant to any Person other than to Landlord;
(h)any act or omission by Landlord with respect to any security instrument or any failure to file, record or otherwise perfect the same;

(i)any extensions of time for performance under any Lease Document;
(j)the release of Tenant from performance or observation of any of the agreements, covenants, terms or conditions contained in any Lease Document by operation of law or otherwise;
(k)the fact that Tenant may or may not be personally liable, in whole or in part, under the terms of the Lease Documents to pay any money judgment;
(l)the failure to give Guarantor any notice of acceptance, default or otherwise;
(m)any other guaranty now or hereafter executed by Guarantor or anyone else in connection with any of the Lease Documents;
(n)any rights, powers or privileges Landlord may now or hereafter have against any other Person; or
(o)any other circumstances, whether or not Guarantor had notice or knowledge thereof.
3.Primary Liability. The liability of Guarantor with respect to the Lease Documents shall be primary, direct and immediate, and Landlord may proceed against Guarantor: (a) prior to or in lieu of proceeding against Tenant, its assets, any security deposit, or any other guarantor; and (b) prior to or in lieu of pursuing any other rights or remedies available to Landlord. All rights and remedies afforded to Landlord by reason of this Guaranty or by law are separate, independent and cumulative, and the exercise of any rights or remedies shall not in any way limit, restrict or prejudice the exercise of any other rights or remedies.
In the event of any default under any Lease Document, a separate action or actions may be brought and prosecuted against Guarantor whether or not Tenant is joined therein or a separate action or actions are brought against Tenant. Landlord may maintain successive actions for other defaults. Landlord’s rights hereunder shall not be exhausted by its exercise of any of its rights or remedies or by any such action or by any number of successive actions until and unless all Obligations the payment and performance of which are hereby guaranteed have been paid and fully performed.
4.Obligations Not Affected. In such manner, upon such terms and at such times as Landlord in its sole discretion deems necessary or expedient, and without notice to Guarantor, Landlord may: (a) amend, alter, compromise, accelerate, extend or change the time or manner for the payment or the performance of any Obligation hereby guaranteed; (b) extend, amend or terminate the Lease Documents; or (c) release Tenant by consent to any assignment (or otherwise) as to all or any portion of the Obligations hereby guaranteed, in each case pursuant to the terms of the Lease Documents. Any exercise or non-exercise by Landlord of any right hereby given Landlord, dealing by Landlord with Guarantor or any other guarantor, Tenant or any other Person, or change, impairment, release or suspension of any right or remedy of Landlord against any Person including Tenant and any other guarantor will not affect any of the Obligations of Guarantor hereunder or give Guarantor any recourse or offset against Landlord.

5.Waiver. With respect to the Lease Documents, Guarantor hereby waives and relinquishes all rights and remedies accorded by applicable law to sureties and/or guarantors or any other accommodation parties, under any statutory provisions, common law or any other provision of law, custom or practice, and agrees not to assert or take advantage of any such rights or remedies including, but not limited to:
(a)any right to require Landlord to proceed against Tenant or any other Person or to proceed against or exhaust any security held by Landlord at any time or to pursue any other remedy in Landlord’s power before proceeding against Guarantor or to require that Landlord cause a marshaling of Tenant’s assets or any assets given as collateral for this Guaranty, or to proceed against Tenant and/or any collateral, including collateral, if any, given to secure such Guarantor’s obligation under this Guaranty, held by Landlord at any time or in any particular order;
(b)any defense that may arise by reason of the incapacity or lack of authority of any other Person or Persons;
(c)notice of the existence, creation or incurring of any new or additional indebtedness or obligation or of any action or non-action on the part of Tenant, Landlord, any creditor of Tenant or Guarantor or on the part of any other Person whomsoever under this or any other instrument in connection with any obligation or evidence of indebtedness held by Landlord or in connection with any obligation hereby guaranteed;
(d)any defense based upon an election of remedies by Landlord which destroys or otherwise impairs the subrogation rights of Guarantor or the right of Guarantor to proceed against Tenant for reimbursement, or both;
(e)any defense based upon any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in other respects more burdensome than that of the principal;
(f)any duty on the part of Landlord to disclose to Guarantor any facts Landlord may now or hereafter know about Tenant, regardless of whether Landlord has reason to believe that any such facts materially increase the risk beyond that which Guarantor intends to assume or has reason to believe that such facts are unknown to Guarantor or has a reasonable opportunity to communicate such facts to Guarantor, it being understood and agreed that Guarantor is fully responsible for being and keeping informed of the financial condition of Tenant and of all circumstances bearing on the risk of non-payment or non-performance of any Obligations hereby guaranteed;
(g)any defense arising because of Landlord’s election, in any proceeding instituted under the federal Bankruptcy Code, of the application of Section 1111(b)(2) of the federal Bankruptcy Code;
(h)any defense based on any borrowing or grant of a security interest under Section 364 of the federal Bankruptcy Code;

(i)any defense relating to the exercise by Landlord of its rights under Section 365(n) of the federal Bankruptcy Code; and
(j)any defense relating to the application of 502(b)(6) of the federal Bankruptcy Code; and
(k)all rights and remedies accorded by applicable law to guarantors, including without limitation, any extension of time conferred by any law now or hereafter in effect and any requirement or notice of acceptance of this Guaranty or any other notice to which the undersigned may now or hereafter be entitled to the extent such waiver of notice is permitted by applicable law.
6.Information. Guarantor assumes all responsibility for being and keeping itself informed of the financial condition and assets of Tenant and of all other circumstances bearing upon the risk of nonpayment of the Obligations and the nature, scope and extent of the risks that Guarantor assumes and incurs hereunder and agrees that Landlord will not have any duty to advise Guarantor of information regarding such circumstances or risks.
7.No Subrogation. Until all Obligations of Tenant under the Lease Documents have been satisfied and discharged in full, Guarantor shall have no right of subrogation and waives any right to enforce any remedy which Guarantor now has or may hereafter have against Tenant (including any such remedy of Landlord) and any benefit of, and any right to participate in, any security now or hereafter held by Landlord with respect to the Lease Documents.
8.Agreement to Comply with terms of the Lease Documents . Guarantor hereby agrees (a) to comply with all terms of the Lease Documents applicable to it, (b) that it shall take no action, and that it shall not omit to take any action, which action or omission, as applicable, would cause a breach of the terms of any Lease Document and (c) that it shall not commence an involuntary proceeding or file an involuntary petition in any court of competent jurisdiction seeking (i) relief in respect of Tenant or any of Tenant’s Significant Subsidiaries, or of a substantial part of the property or assets of Tenant or any of Tenant’s Significant Subsidiaries, under Title 11 of the United States Code, as now constituted or hereafter amended, or any other federal, state or foreign bankruptcy, insolvency, receivership or similar law or (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for Tenant or any of Tenant’s Significant Subsidiaries or for a substantial part of the property or assets of Tenant or any of Tenant’s Significant Subsidiaries. As used herein, the term “Significant Subsidiary” shall mean, with respect to any Person, any Subsidiary of that Person that would be a “significant subsidiary” as defined in Article I, Rule 1 02 of Regulation S-X, promulgated pursuant to the Securities Act as such Regulation is in effect on the date hereof.
9.Agreement to Pay; Contribution; Subordination. Without limitation of any other right of Landlord at law or in equity, upon the failure of Tenant to pay any Obligation when and as the same shall become due, Guarantor hereby promises to and will forthwith pay, or cause to be paid, to Landlord in cash the amount of such unpaid Obligation. Upon payment by Guarantor of any sums to Landlord as provided above, all rights of Guarantor against Tenant arising as a result thereof by way of subrogation, contribution, reimbursement, indemnity or otherwise shall be subject to the limitations set forth in this Section 9. If for any reason whatsoever Tenant now or hereafter becomes indebted to Guarantor or any Affiliate of Guarantor, such indebtedness and all interest thereon shall at all times be subordinate to Tenant’s obligation to Landlord to pay as and when due in accordance with the terms of any Lease Document the guaranteed Obligations, it being understood that Guarantor and each Affiliate of Guarantor shall be permitted to receive payments from Tenant on account of such obligations except during the continuance of an Event of Default under any Lease Document relating to failure to pay amounts due under such Lease Document. During any time in which an Event of Default relating to failure to pay amounts due under a Lease Document has occurred and is continuing under such Lease Document (and provided that Guarantor has received written notice thereof), Guarantor agrees to make no claim for such indebtedness that does not recite that such claim is expressly subordinate to Landlord’s rights and remedies under the Lease Documents.
10.Application of Payments. With respect to the Lease Documents, and with or without notice to Guarantor, Landlord, in Landlord’s sole discretion and at any time and from time to time and in such manner and upon such terms as Landlord deems appropriate, may (a) apply any or all payments or recoveries following the occurrence and during the continuance of an Event of Default from Tenant or from any other guarantor under any other instrument or realized from any security, in such manner and order of priority as Landlord may determine, to any indebtedness or other obligation of Tenant with respect to the Lease Documents and whether or not such indebtedness or other obligation is guaranteed hereby or is otherwise secured, and (b) refund to Tenant any payment received by Landlord under any Lease Document.
11.Guaranty Default. Upon the failure of Guarantor to pay the amounts required to be paid hereunder when due following the occurrence and during the continuance of an Event of Default under any Lease Document, Landlord shall have the right to bring such actions at law or in equity, including appropriate injunctive relief, as it deems appropriate to compel compliance, payment or deposit, and among other remedies to recover its reasonable attorneys’ fees in any proceeding, including any appeal therefrom and any post judgment proceedings.
12.Maximum Liability. Guarantor and, by its acceptance of the guarantees provided herein, Landlord, hereby confirms that it is the intention of all such Persons that the guarantees provided herein and the obligations of Guarantor hereunder not constitute a fraudulent transfer or conveyance for purposes of the United States Bankruptcy Code or any other federal, state or foreign bankruptcy, insolvency, receivership or similar law, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar foreign, federal or state law to the extent applicable to the guarantees provided herein and the obligations of Guarantor hereunder. To effectuate the foregoing intention, Landlord hereby irrevocably agrees that the obligations of Guarantor under this Guaranty shall be limited to the maximum amount as will result in such obligations not constituting a fraudulent transfer or conveyance.
13.Financial Covenant Obligations. In the event of a bankruptcy of Tenant, Guarantor will perform, or will cause the performance of, the Tenant’s obligations set forth under Section 23.3 of the Lease even if such obligations are subject to a stay by the bankruptcy court.
14.Material Guarantor Acknowledgements. Without limitation of any of the other provisions, terms, and conditions hereof, Guarantor expressly acknowledges and agrees that:

(a)in connection with the implementation of a Foreclosure Assignment or Foreclosure COC, this Guaranty shall remain in full force and effect and Guarantor shall be obligated in all respects under the Guaranty without any termination, reduction, impairment or reduction whatsoever, irrespective of whether any of the following shall have occurred (whether or not notice thereof is given to Guarantor) (in each and any such case, irrespective of whether Guarantor shall execute an affirmation or reaffirmation of its obligations under the Lease Guaranty, or otherwise affirm or reaffirm its obligations hereunder in connection therewith): (i) any foreclosure or such other termination of Tenant’s interest in the Lease or of any or all of the equity in Tenant, (ii) any other exercise of remedies by the applicable Permitted Leasehold Mortgagee, (iii) any changes in the nature of the relationship between Tenant, on the one hand, and Guarantor, on the other hand, including by reason of the replacement of Tenant with a Foreclosure Transferee and the delivery of a guaranty by a Qualified Transferee (as defined in the Lease)) that is unrelated to Guarantor, or (iv) any changes or modifications with respect to the Lease of any nature in connection with such Foreclosure Assignment or Foreclosure COC pursuant to and contemplated by paragraph of Section 22.2 of the Lease;
(b)if a New Lease is successfully entered into in accordance with Section 17.1(f) of the Lease, then, in any such event, this Guaranty shall remain in full force and effect and Guarantor shall be obligated in all respects under this Guaranty without any termination, reduction, impairment or reduction whatsoever, irrespective of whether any of the following shall have occurred (whether or not notice thereof is given to Guarantor) (in each and any such case, irrespective of whether Guarantor shall execute an affirmation or reaffirmation of its obligations under the Guaranty, or otherwise affirm or reaffirm its obligations hereunder in connection therewith): (i) any foreclosure or such other termination of Tenant’s interest in the Lease or of any or all of the equity in Tenant or any other exercise of remedies by the applicable Permitted Leasehold Mortgagee, (ii) any termination of the Lease, (iii) any changes in the nature of the relationship between Tenant, on the one hand, and Guarantor, on the other hand, including by reason of the replacement of Tenant with a Foreclosure Transferee and the delivery of a guaranty by a Qualified Transferee (as defined in the Lease)) that is unrelated to Guarantor, or (iv) the entry into the New Lease on the terms and conditions contemplated under Section 17.1(f) of the Lease.
(c)Guarantor expressly acknowledges and agrees that Guarantor shall, at the request of Landlord, affirm or reaffirm in writing all of its obligations under this Guaranty in respect of the Lease Documents or any New Lease, as applicable, upon the occurrence of any of the following: (i) at the request of Landlord in connection with any prospective Fee Mortgage or conveyance of the Leased Property by Landlord, (ii) any Foreclosure Assignment or Foreclosure COC in accordance with Section 22.2(i) of the Lease; (iii) the assumption by any Person (including a Person that is unrelated to Guarantor) of Tenant’s rights and obligations under the Lease in connection with any such Foreclosure Assignment; or (iv) the execution of any New Lease by any Person (including a Person that is unrelated to Guarantor) in accordance with Section 17.1(f) of the Lease. Guarantor expressly acknowledges and agrees that Guarantor’s failure to so reaffirm in a writing reasonably acceptable to Landlord all of its obligations under this

Agreement within ten (10) days of a request from Landlord shall be an immediate default by Guarantor. In addition, and without limitation of anything otherwise contained in this Agreement, Guarantor acknowledges it hereby appoints Landlord as its attorney-in-fact with full power in Guarantor’s name and behalf to execute and deliver at any time an affirmation or reaffirmation of this Agreement, including as to the Guaranty.
(d)in connection with Guarantor no longer being Tenant’s Parent, this Guaranty shall remain in full force and effect and Guarantor shall be obligated in all respects under the Guaranty without any termination, reduction, impairment or reduction whatsoever, irrespective of whether Guarantor shall execute an affirmation or reaffirmation of its obligations under the Guaranty, or otherwise affirm or reaffirm its obligations hereunder in connection therewith.
(e)GUARANTOR HEREBY IRREVOCABLY WAIVES ANY CONTENTION THAT ITS OBLIGATIONS UNDER THIS GUARANTY ARE UNENFORCEABLE, AND HEREBY ACKNOWLEDGES THAT IT IS ESTOPPED TO ASSERT TO THE CONTRARY.
15.Notices. Any notice, request or other communication (“Notice”) to be given by any party hereunder shall be in writing and shall be sent by registered or certified mail, postage prepaid and return receipt requested, by hand delivery or express courier service, by facsimile transmission or by an overnight express service to the following address:
To Guarantor:
MGM Resorts International
6385 South Rainbow Boulevard
Suite 500
Las Vegas, NV 89118
Attention: Corporate Legal
With a copy to
(that shall not constitute notice):
Email: legalnotices@mgmresorts.com
With a copy to
(that shall not constitute notice):
Weil, Gotshal & Manges, LLP
767 Fifth Avenue
New York, NY 10153
Attention:    Michael Aiello
    W. Michael Bond
Email:    michael.aiello@weil.com
    michael.bond@weil.com

To Landlord:
MGP Growth Properties LLC
1980 Festival Plaza Drive, Suite 750
Las Vegas, Nevada 89135
Attention: James C. Stewart
Email: JStewart@mgpreit.com
With a copy to
(that shall not constitute notice):
c/o BREIT Operating Partnership L.P.
345 Park Avenue
New York, New York 10154
Attention: Head, U.S. Asset Management
Email: realestatenotices@blackstone.com
and
c/o BREIT Operating Partnership L.P.
345 Park Avenue
New York, New York 10154
Attention: General Counsel
Email: realestatenotices@blackstone.com
and
Simpson Thacher & Bartlett LLP
425 Lexington Avenue
New York, New York 10017
Attention: Gregory Ressa
Email: gressa@stblaw.com
and
Simpson Thacher & Bartlett LLP
425 Lexington Avenue
New York, New York 10017
Attention: Erik Quarfordt
Email: equarfordt@stblaw.com
and
Hogan Lovells
Columbia Square
555 Thirteenth Street, NW
Washington, D.C. 20004

Attention: Matt N. Thomson
Email: matt.thomson@hoganlovells.com
or to such other address as either party may hereafter designate. Notice shall be deemed to have been given on the date of delivery if such delivery is made on a Business Day, or if not, on the first Business Day after delivery. If delivery is refused, Notice shall be deemed to have been given on the date delivery was first attempted. Notice sent by facsimile transmission shall be deemed given upon confirmation that such Notice was received at the number specified above or in a Notice to the sender.
16.Miscellaneous.
(a)No term, condition or provision of this Guaranty may be waived except by an express written instrument to that effect signed by Landlord. No waiver of any term, condition or provision of this Guaranty will be deemed a waiver of any other term, condition or provision, irrespective of similarity, or constitute a continuing waiver of the same term, condition or provision, unless otherwise expressly provided. No term, condition or provision of this Guaranty may be amended or modified with respect to Guarantor except by an express written instrument to that effect signed by Landlord and Guarantor.
(b)If any one or more of the terms, conditions or provisions contained in this Guaranty is found in a final award or judgment rendered by any court of competent jurisdiction to be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining terms, conditions and provisions of this Guaranty shall not in any way be affected or impaired thereby, and this Guaranty shall be interpreted and construed as if the invalid, illegal, or unenforceable term, condition or provision had never been contained in this Guaranty.
(c)THIS GUARANTY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, EXCEPT THAT THE LAWS OF THE STATE OF NEVADA SHALL GOVERN THIS AGREEMENT TO THE EXTENT NECESSARY (I) TO OBTAIN THE BENEFIT OF THE RIGHTS AND REMEDIES SET FORTH HEREIN WITH RESPECT TO ANY OF THE LEASED PROPERTY AND (II) FOR PROCEDURAL REQUIREMENTS WHICH MUST BE GOVERNED BY THE LAWS OF THE STATE. GUARANTOR CONSENTS TO IN PERSONAM JURISDICTION BEFORE THE STATE AND FEDERAL COURTS OF NEW YORK AND AGREES THAT ALL DISPUTES CONCERNING THIS GUARANTY SHALL BE HEARD IN THE STATE AND FEDERAL COURTS LOCATED IN THE STATE OF NEW YORK. GUARANTOR FURTHER CONSENTS TO IN PERSONAM JURISDICTION BEFORE THE STATE AND FEDERAL COURTS OF EACH STATE WITH RESPECT TO ANY ACTION COMMENCED BY LANDLORD SEEKING TO RETAKE POSSESSION OF ANY OR ALL OF THE LEASED PROPERTY IN WHICH GUARANTOR IS REQUIRED TO BE NAMED AS A NECESSARY PARTY. GUARANTOR AGREES THAT SERVICE OF PROCESS MAY BE EFFECTED UPON IT UNDER ANY METHOD PERMISSIBLE UNDER THE LAWS OF THE STATE OF NEW YORK AND

IRREVOCABLY WAIVES ANY OBJECTION TO VENUE IN THE STATE AND FEDERAL COURTS LOCATED IN THE STATE OF NEW YORK OR, TO THE EXTENT APPLICABLE IN ACCORDANCE WITH THE TERMS HEREOF, LOCATED IN CLARK COUNTY IN THE STATE OF NEVADA.
(d)GUARANTOR, BY ITS EXECUTION OF THIS GUARANTY, AND LANDLORD, BY ITS EXECUTION AND ACCEPTANCE OF THIS GUARANTY, EACH HEREBY WAIVE TRIAL BY JURY AND THE RIGHT THERETO IN ANY ACTION OR PROCEEDING OF ANY KIND ARISING ON, UNDER, OUT OF, BY REASON OF OR RELATING IN ANY WAY TO THIS GUARANTY OR THE INTERPRETATION, BREACH OR ENFORCEMENT THEREOF.
(e)In the event of any suit, action, arbitration or other proceeding to interpret this Guaranty, or to determine or enforce any right or obligation created hereby, the prevailing party in the action shall recover such party’s reasonable costs and expenses incurred in connection therewith, including, but not limited to, reasonable attorneys’ fees and costs of appeal, post judgment enforcement proceedings (if any) and bankruptcy proceedings (if any). Any court, arbitrator or panel of arbitrators shall, in entering any judgment or making any award in any such suit, action, arbitration or other proceeding, in addition to any and all other relief awarded to such prevailing party, include in such judgment or award such party’s reasonable costs and expenses as provided in this Section 16(e).
(f)Guarantor (i) represents that it has been represented and advised by counsel in connection with the execution of this Guaranty; (ii) acknowledges receipt of a copy of the Lease Documents; and (iii) further represents that Guarantor has been advised by counsel with respect thereto. This Guaranty shall be construed and interpreted in accordance with the plain meaning of its language, and not for or against Guarantor or Landlord, and as a whole, giving effect to all of the terms, conditions and provisions hereof.
(g)Except as provided in any other written agreement now or at any time hereafter in force between Landlord and Guarantor, this Guaranty shall constitute the entire agreement of Guarantor with Landlord with respect to the subject matter hereof, and no representation, understanding, promise or condition concerning the subject matter hereof will be binding upon Landlord or Guarantor unless expressed herein.
(h)All stipulations, obligations, liabilities and undertakings under this Guaranty shall be binding upon Guarantor and its successors and assigns and shall inure to the benefit of Landlord and to the benefit of Landlord’s successors and assigns.
(i)Whenever the singular shall be used hereunder, it shall be deemed to include the plural (and vice-versa) and reference to one gender shall be construed to include all other genders, including neuter, whenever the context of this Guaranty so requires. Section captions or headings used in the Guaranty are for convenience and reference only, and shall not affect the construction thereof.

(j)This Guaranty may be executed in any number of counterparts, each of which shall be a valid and binding original, but all of which together shall constitute one and the same instrument.
17.No Third Party Beneficiaries. Landlord and its successors and assigns are the beneficiaries of this Guaranty. No other Person shall be a third-party beneficiary hereof. Without limiting the foregoing, no other creditor or equity holder of Landlord, any parent company or its Subsidiaries shall have any rights or be entitled to any benefits hereunder. For the avoidance of doubt, Guarantor hereby consents to the collateral assignment of this Guaranty to any Fee Mortgagee and agrees that any Person who succeeds to Landlord’s interest under any of the Lease Documents in accordance with the terms thereof (or enters into a new lease with Tenant in accordance with Section 31.2 of the Lease) shall constitute a permitted successor and/or assignee and intended beneficiary hereof (and shall become, be recognized by Guarantor as, and have all of the rights of “Landlord” hereunder).
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EXECUTED as of the date first set forth above.
GUARANTOR:
MGM RESORTS INTERNATIONAL,
a Delaware corporation
By:    /s/ Andrew Hagopian III
Name:    Andrew Hagopian III
Title:    Chief Corporate Counsel & Assistant Secretary
MB LANDLORD:
MANDALAY PROPCO, LLC,
a Delaware limited liability company
By:    /s/ Andy Chien
Name:    Andy Chien
Title:    Chief Financial Officer and Treasurer
GRAND LANDLORD:
MGM GRAND PROPCO, LLC,
a Delaware limited liability company
By:    /s/ Andy Chien
Name:    Andy Chien
Title:    Chief Financial Officer and Treasurer